UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 25, 2001
                                                  ----------------


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              ---------------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)



United States                       333-68236                22-2382028
-------------                       ---------                ----------
(State or other Jurisdiction       (Commission            (I.R.S. employer
of Incorporation)                  File Number)          Identification No.)


                   White Clay Center Building 2000 Route 273
                            Newark, Delaware 19711
                 ---------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 552-6307.

Item 5.  Other Events
         ------------

          On October 25, 2001, the Underwriting Agreement, dated as of October 18, 2001 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as representative of the several Underwriters, was executed and delivered by the respective parties thereto. On October 25, 2001 the Series 2001-5 Supplement, dated as of October 25, 2001, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On October 25, 2001, the Indenture, dated as of October 25, 2001 (the "Indenture"), between Chase Credit Card Owner Trust 2001-5 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On October 25, 2001, the Trust Agreement, dated as of October 25, 2001 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On October 25, 2001, the Deposit and Administration Agreement, dated as of October 25, 2001 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

Exhibits
--------

1.3 Underwriting Agreement, dated as of October 18, 2001, among Chase USA, as Transferor, CMB, as Servicer, and JPMSI, as representative of the several Underwriters.

4.8 Series 2001-5 Supplement, dated as of October 25, 2001 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of October 25, 2001 between the Trust and The Bank of New York, as Indenture Trustee.

4.10 Trust Agreement, dated as of October 25, 2001 between the Depositor and Wilmington Trust Company, as Owner Trustee.

4.11 Deposit and Administration Agreement, dated as of October 25, 2001 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION



                                         By:  /s/  Patricia Garvey
                                            ------------------------
                                         Name:   Patricia Garvey
                                         Title:  Vice President



Date: October 25, 2001

                               INDEX TO EXHIBITS
                               -----------------

Exhibit                                                       Sequentially
Number   Exhibit                                              Numbered Pages
------   -------                                              --------------

1.3 Underwriting Agreement, dated October 18, 2001 among Chase USA, as Transferor, CMB, as Servicer, and JPMSI, as representative of the several
         Underwriters.

4.8      Series 2001-5 Supplement, dated as of October 25,
         2001, to the Third Amended and Restated Pooling and Servicing Agreement, as amended by the First
         Amendment thereto dated as of March 31, 2001, among Chase USA, as Transferor on and after June
         1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of October 25, 2001 between the Trust and The Bank of New York, as Indenture
         Trustee.

4.10 Trust Agreement, dated as of October 25, 2001 between the Depositor and Wilmington Trust Company, as Owner Trustee.

4.11 Deposit and Administration Agreement, dated as of October 25, 2001 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.